Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets
The following summarizes the changes in goodwill:

	Canada	Europe	MCI	Consolidated
	(In millions)
Balance at December 31, 2013	$718.2	$1,693.2	$7.3	$2,418.7
Foreign currency translation	(61.7)	(165.2)	(0.2)	(227.1)
Balance at December 31, 2014	$656.5	$1,528.0	$7.1	$2,191.6
Business acquisition and disposition(1)	—	(6.7)	16.9	10.2
Foreign currency translation	(105.1)	(112.6)	(0.8)	(218.5)
Balance at December 31, 2015	$551.4	$1,408.7	$23.2	$1,983.3

(1)
In July 2015, we sold our U.K. malting facility resulting in an adjustment to the goodwill in our Europe reporting unit based on the proportionate fair value of the disposed business relative to the reporting unit. In addition, on April 1, 2015, we completed the acquisition of Mount Shivalik, a regional brewer in India. As part of the purchase price accounting, goodwill generated in conjunction with this acquisition has been recorded within our MCI segment beginning in the second quarter of 2015, subject to normal purchase accounting adjustments, and included within the India reporting unit of our MCI segment for purposes of our annual goodwill impairment testing.

The following table presents details of our intangible assets, other than goodwill, as of December 31, 2015:

	Useful life	Gross	Accumulated amortization	Net
	(Years)	(In millions)
Intangible assets subject to amortization:
Brands	3 - 50	$1,121.8	$(226.1)	$895.7
License agreements and distribution rights	3 - 28	135.1	(87.1)	48.0
Other	2 - 8	29.9	(28.6)	1.3
Intangible assets not subject to amortization:
Brands	Indefinite	3,052.2	—	3,052.2
Distribution networks	Indefinite	731.0	—	731.0
Other	Indefinite	17.5	—	17.5
Total		$5,087.5	$(341.8)	$4,745.7

The following table presents details of our intangible assets, other than goodwill, as of December 31, 2014:

	Useful life	Gross	Accumulated amortization	Net
	(Years)	(In millions)
Intangible assets subject to amortization:
Brands	3 - 40	$483.5	$(229.1)	$254.4
License agreements and distribution rights	3 - 28	122.0	(101.1)	20.9
Other	2 - 8	31.7	(29.4)	2.3
Intangible assets not subject to amortization:
Brands	Indefinite	4,590.2	—	4,590.2
Distribution networks	Indefinite	870.5	—	870.5
Other	Indefinite	17.5	—	17.5
Total		$6,115.4	$(359.6)	$5,755.8

The changes in the gross carrying amounts of intangibles from December 31, 2014, to December 31, 2015, are primarily driven by the impact of foreign exchange rates, as a significant amount of intangibles are denominated in foreign currencies, the indefinite-lived brand intangible impairments recorded in the third quarter of 2015 and the change in classification of certain European brands from indefinite-lived to definite-lived, subject to amortization as noted below. Additionally, we wrote-off the gross value and accumulated amortization associated with our licensing agreement with Miller in Canada upon finalizing the termination in the first quarter of 2015, and we acquired definite-lived distribution rights as part of our Rekorderlig acquisition in the third quarter of 2015, as well as a definite-lived brand as part of our acquisition in India in the second quarter of 2015.
Based on foreign exchange rates as of December 31, 2015, the estimated future amortization expense of intangible assets is as follows:

Year	Amount
(In millions)
2016	$38.6
2017	$28.3
2018	$26.8
2019	$26.8
2020	$26.7

Amortization expense of intangible assets was $29.9 million, $44.6 million, and $48.0 million for the years ended December 31, 2015, December 31, 2014, and December 31, 2013, respectively. This expense is presented within marketing, general and administrative expenses and includes the $4.9 million of accelerated amortization recognized for the write-off of the intangible asset associated with the termination of MMI operations in the first quarter of 2014. See Note 4, "Investments" for further discussion.
We completed our required annual goodwill and indefinite-lived intangible impairment testing as of October 1, 2015, the first day of our fiscal fourth quarter, and concluded there were no impairments of goodwill within our Europe, Canada or India reporting units or impairments of our indefinite-lived intangible assets. However, due to triggering events, an impairment charge was recorded across various European brands during the third quarter due to the results of an interim impairment review as discussed further below.
Reporting Units and Goodwill
Our 2015 annual goodwill impairment testing determined that while our Canada reporting unit improved from the prior year, our Europe reporting unit declined and was determined to be at risk of failing step one of the goodwill impairment test. Specifically, the fair value of the Europe and Canada reporting units were estimated at approximately 9% and 20% in excess of carrying value, respectively, as of the October 1, 2015 testing date. The excess of the fair value over the carrying value of the Europe reporting unit declined from the prior year. The decrease was driven by continued challenging macroeconomic conditions in Europe negatively impacting our business, as well as declines in the forecasts of certain European brands, which have been adversely impacted by competitive pressures and a continued shift in consumer trends towards value brands. These impacts were partially offset by a lower discount rate. The Canada reporting unit had an increase in the fair value in excess of the carrying value from the prior year primarily due to a lower discount rate, an improved forecast primarily driven by cost savings initiatives and improved market multiples. Although the fair value in excess the of carrying value has increased for the Canada reporting unit from the October 1, 2014 testing date, the fair value is sensitive to potential unfavorable changes in forecasted cash flows, macroeconomic conditions, market multiples or discount rates that could have an adverse impact. The fair value of the India reporting unit was deemed to approximate the carrying value of the reporting due to purchase price accounting performed as of April 1, 2015 for the Mount Shivalik acquisition, which comprises the majority of the India reporting unit. See Note 1, "Basis of Presentation and Summary of Significant Accounting Policies" for further discussion of our determination of reporting units for purposes of goodwill impairment testing.
Indefinite-Lived Intangibles
Prior to the annual impairment testing date of October 1, 2015 and during the third quarter of 2015, we identified impairment indicators as it pertains to certain European indefinite-lived brands driven by key changes to our underlying assumptions supporting the value of the brands. Specific changes included under-performance through the 2015 peak season which drove a downward shift in management's forecasts, a challenging macroeconomic environment and competitive conditions not expected to subside in the near-term, as well as higher discount rates associated with these brands. As a result, we recorded an aggregate impairment charge across various European brands, including Jelen, of $275.0 million within special items in the third quarter of 2015. Compared to previously made assumptions, these lower projected cash flows and higher discount rates resulted in lower brand valuations following impairments of $360.0 million in 2014 and $150.9 million in 2013 related to European indefinite-lived brands as a result of our 2014 and 2013 annual impairment testing, respectively. The remaining Europe indefinite-lived intangibles' fair values, including Staropramen and Carling brands, while they faced similar macroeconomic challenges, were sufficiently in excess of their respective carrying values as of the testing date.
In conjunction with the interim brand impairment review performed during the third quarter, we also reassessed each brand's indefinite-life classification and determined that those brands which had been impaired had characteristics that indicated a definite-life assignment was more appropriate including continued pressure on these brands given the geographical markets and price segments in which they participate. Specifically, significant competition from the value segment, which has challenged the segment in which these brands operate with continued stress on these brands driven by on-going macroeconomic conditions. These brands were therefore reclassified as definite-lived intangible assets as of September 30, 2015, and will be amortized over their remaining useful lives ranging from 30 to 50 years. No additional triggering events were identified in 2015 associated with the brands reclassified to definite-lived intangible assets.
Separately, our Molson core brand intangible continues to be at risk of future impairment with a fair value estimated at approximately 3% in excess of its carrying value as of the impairment testing date. The fair value of the Molson core brands in excess of carrying value decreased from the prior year, as they continue to face significant competitive pressures and challenging macroeconomic conditions in the Canada market. These challenges continue to be offset by anticipated cost savings initiatives. As of December 31, 2015, the Molson core brand intangible had a carrying value of $2,193.7 million. The fair value of the Coors Light brand distribution rights and our other indefinite-lived intangibles in Canada continue to be sufficiently in excess of their carrying values.
We utilized Level 3 fair value measurements in our impairment analysis of our indefinite-lived intangible assets, which utilizes an excess earnings approach to determine the fair values of the assets as of the testing date, inclusive of the intangible assets mentioned above valued during the third quarter of 2015. The future cash flows used in the analysis are based on internal cash flow projections based on our long range plans and include significant assumptions by management as noted below.
Key Assumptions
The Europe reporting unit goodwill and the Molson core brand intangible asset are at risk of future impairment in the event of significant unfavorable changes in the forecasted cash flows (including prolonged, or further weakening of, adverse economic conditions or significant unfavorable changes in tax, environmental or other regulations, including interpretations thereof), terminal growth rates, market multiples and/or weighted-average cost of capital utilized in the discounted cash flow analyses. For testing purposes, management's best estimates of the expected future results are the primary driver in determining the fair value. Current projections used for our Europe reporting unit testing reflect continued challenging environments in the future followed by growth resulting from a longer term recovery of the macroeconomic environment, as well as the benefit of anticipated cost savings and specific brand-building and innovation activities. Our Molson core brand projections also reflect a continued challenging environment that has been adversely impacted by a weak economy across all industries, as well as weakened consumer demand driven by increased competitive pressures, partially offset by anticipated cost savings and specific brand-building and innovation activities. Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions and factors. As a result, there can be no assurance that the estimates and assumptions made for purposes of the annual goodwill and indefinite-lived intangible impairment tests will prove to be an accurate prediction of the future. Examples of events or circumstances that could reasonably be expected to negatively affect the underlying key assumptions and ultimately impact the estimated fair value of our reporting units and indefinite-lived intangibles may include such items as: (i) a decrease in expected future cash flows, specifically, a decrease in sales volume and increase in costs that could significantly impact our immediate and long-range results, a decrease in sales volume driven by a prolonged weakness in consumer demand or other competitive pressures adversely affecting our long term volume trends, a continuation of the trend away from core brands in certain of our markets, especially in markets where our core brands represent a significant portion of the market, unfavorable working capital changes and an inability to successfully achieve our cost savings targets, (ii) adverse changes in macroeconomic conditions or an economic recovery that significantly differs from our assumptions in timing and/or degree (such as a recession or worsening of the overall European economy), (iii) volatility in the equity and debt markets or other country specific factors which could result in a higher weighted-average cost of capital, (iv) sensitivity to market multiples; and (v) regulation limiting or banning the manufacturing, distribution or sale of alcoholic beverages.
In April 2014, the Ontario Premier's Advisory Council on Government Assets (the "Council") began a review that included evaluating the beer retailing and distribution system in Ontario, for which BRI is the primary beer retail and distribution channel. In April 2015, as a result of this review and our negotiations with the Council, we, along with the other owners of BRI, agreed, in principle and subject to entry into definitive binding documents, to enter into a new beer framework agreement (the "New Framework") with the Province of Ontario. The associated Master Framework Agreement was subsequently executed by all parties on September 22, 2015, and became effective as of January 1, 2016.
Our analysis of the Canada reporting unit and related indefinite-lived intangible brand assets included consideration of the New Framework with the Province of Ontario, which includes the forecasted implications to MCBC of an additional CAD 100.0 million annual tax on all beer volume sold in Ontario (which will be phased in over four years beginning January 1, 2016), restrictions on price increases for certain packaging types of the largest Ontario brands until the second quarter of 2017, BRI committing to invest CAD 100.0 million of capital spending through 2018, increasing the number and types of outlets where beer is sold, increasing the required level of shelf space allocated to small brewers in retail outlets, as well as allowing for incremental packaging options at the Liquor Control Board of Ontario ("LCBO") and agents of the LCBO.
Based on known facts and circumstances, we evaluate and consider other recent events and uncertain items, as well as related potential implications, as part of our annual assessment and incorporate into the analyses as appropriate. These facts and circumstances are subject to change and may impact future analyses.
While historical performance and current expectations have resulted in fair values of our reporting units in excess of carrying values, if our assumptions are not realized, it is possible that an impairment charge may need to be recorded in the future.
Definite-Lived Intangibles
Regarding definite-lived intangibles, we continuously monitor the performance of the underlying asset for potential triggering events suggesting an impairment review should be performed. No such triggering events were identified in 2015.
During the fourth quarter of 2013, we recorded an impairment charge of $17.9 million related to our license agreement with Miller in Canada. In the third quarter of 2014, as a result of the settlement with Miller in Canada, we updated our assessment of the definite-lived intangible asset related to the Miller license agreement for impairment resulting in an additional $8.9 million impairment charge. The valuation of the asset at that time was primarily indicative of the settlement amount, as well as the remaining future cash flows expected to be generated under the license agreement through March 31, 2015. We received half of the mutually agreed upon settlement payment following the execution of the settlement and received the remainder upon finalization of transition at the end of the first quarter of 2015. The intangible asset was fully amortized as of the end of the first quarter of 2015 and the associated gross value and accumulated amortization balances were written off. We utilized Level 3 fair value measurements in our impairment analysis of this definite-lived intangible asset, which included cash flow assumptions by management related to the transition period.